Chaparral Energy October, 2012 Chaparral Energy October, 2012 Exhibit 99.1

2

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business.  In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements.

Company Representative Company Representative Joe Evans Chief Financial Officer & Executive Vice President 3 3

Chaparral Overview
Chaparral Overview
Founded in 1988, Based in Oklahoma City
Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)
Oil-weighted producer (64% oil; 36% gas); R/P ratio 18 years
Second largest oil producer in Oklahoma
Stable 1P base with large potential upside – 742 MMBoe
Near-term growth potential through drilling in conventional
& emerging plays ~ 450,000 acres
Long-term growth through CO
2
EOR – 74 fields
1 As of 12/31/11 using SEC methodology
Company Statistics
Q2, 2012
Production (Boe/d)
~23,300
Proved Reserves (MMBoe)¹
156.3
Proved Reserves PV-10 ($mm)¹
$2,309
TTM EBITDA ($mm) $305
4

5

Operating Areas
Operating Areas
As of December 31, 2011 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 3.9 MMBoe, 3% of total
Production: 0.5 Mboe/d, 2% of total
Permian Basin
Reserves: 19.3 MMBoe, 12% of total
Production: 3.6 MBoe/d, 15% of total
Company Total
December 2011 proved reserves – 156.3 MMBoe
2011 average daily production – 23.7 MBoe/d
Acreage (gross / net): 1,178,489 / 590,324
Val Verde
Basin
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Anadarko
Woodford
Basin
OKC
Gulf Coast
Reserves: 3.2 MMBoe, 2% of total
Production: 0.9 MBoe/d, 4% of total
Mid-Continent
(Anadarko Basin & Central Oklahoma)
Reserves: 122.2 MMBoe, 78% of total
Production: 17.0 MBoe/d, 72% of total
Ark-La-Tex
Reserves: 7.2 MMBoe, 5% of total
Production: 1.3 MBoe/d, 6% of total

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe)
(1)
2003 – 2011 CAGR = 15%
Annual Production (MMBoe)
2003 – 2011 CAGR = 16%
Chaparral’s reserve replacement ratio averaged 422% per year since 2003
6
6
Year Oil Gas
2007 $96.01 $6.80
2008 $44.60 $5.62
2009 $61.18 $3.87
2010 $79.43 $4.38
2011 $96.19 $4.11
1) Reserves as of December 31
for each year calculated
using flat SEC
pricing per the following:
6

Net Debt / EBITDA
Liquidity ($mm)
Financial Position to Execute Strategy
Financial Position to Execute Strategy
Strong Financial Position
No senior note maturities before 2020
Hedge positions in place to secure cash
flow in near term
Budget CAPEX within free cash flow
(including divestiture proceeds)
$325
$300
$400
7

* As of Q2, 2012

Capital Budget ($mm)
Capital Budget ($mm)
Component 2008 2009 2010 2011
2012
Budget
2012
Expanded
Budget
2012
%
Drilling  $168  $76 $196 $172 $131 $201 44%
EOR 24  14  36 86 127 168 37%
Enhancements 53  32  39 32 26 16 3%
Acquisitions 46  18  41 17 15 40 9%
Other (P&E,
Capitalized G&A, etc)
48 14 32 28 31 35 7%
Total $339 $154 $344 $336 $330 $460 100%
Key Drilling Areas
Northern OK Mississippi
Horizontal
$73
Anadarko Cleveland Sand 46
Anadarko Granite Wash 22
Marmaton 15
Bone Spring / Avalon 10
Hogshooter 7
Other 28
Total $201
8
8
EOR Field
N. Burbank $104
Panhandle Area 60
Other 3
Total $168
*99% of Capital Program is Oil Focused

9 9 Resource Potential Resource Potential

10

Breakdown By Significant Play
Breakdown By Significant Play
(1) Based on 03/31/12 Preliminary Reserves at SEC Pricing
Play Net Acreage
Est Drilling
Density
Development
Success
Factor
Risked Net
Undrilled
Wells
Unrisked Net
Undrilled
Wells
Proved
Reserves
Risked
Unproven
Resource
(m acres) (acres) (MMBoe) (MMBoe)
EOR 96 30 200
NOMP -Core
(210 mbo/well)
93 160 65% 378 581 1.9 77
NOMP -Emerging
(160 mbo/well)
167 160 33% 344 1,044 0.5 55
Woodford
(550 mbo/well)
23 80 45% 134 300 2.5 73
Marmaton
(125 mbo/well)
48 160 50% 150 300 0 19
Bone Spring
(320 mbo/well)
19 160 50% 59 119 0 19
Avalon
(260 mbo/well)
19 160 50% 59 119 0 15
Cleveland
(300 mbo/well)
10 160 100% 45 45 5 14
Granite Wash
(300 mbo/well)
10 160 100% 14 14 5 4
Total Drilling
in Key Plays
389 1,184 2,522 15 276
Other 113 107
Total
Resources
485 158 583
    Key Drilling Plays
(1)

11

Conventional drilling (IRR: 50% - 75%)
—
Anadarko Granite Wash
—
Anadarko Cleveland Sand
Unconventional resource play drilling (IRR: 35% - 75%)
—
Northern Oklahoma Mississippi Play (“NOMP”): 260,000 net acres
—
Panhandle Marmaton: ~48,000 acres
—
Anadarko Woodford Shale: ~23,000 acres
—
Bone Spring/Avalon Shale: ~19,000 acres
Chaparral owns an inventory of 76 possible candidate
CO2-EOR fields.
—
Proved reserves of 45.1 MMBoe from EOR designated fields as of
12/31/11
—
200+ MMBoe of total potential reserves
CO2
fields exhibit low-risk and stable production.
—
IRR: 25% – 40%
Chaparral is Well Positioned for
Near–Term and Long–Term Growth
Near–Term Growth Drivers Long–Term Growth Drivers

Northern Oklahoma Mississippi Play
The Northern Oklahoma Mississippi Play (“NOMP”) is a
key near–term focus area for Chaparral
Chaparral acreage over 260,000 net acres in the NOMP
Over 132 MMBoe of potential
1,600 unrisked drilling well inventory
Chaparral Acreage
12
12
Overview NOMP Asset Map
NOMP Well Economics
IP Rates: 100 - 700 Boe/d
EUR: 100 - 400 MBoe
Well Cost: $2.5 - 4.0 million
% Oil: 60% - 90%
IRR: 35% - 75%
KS
OK

CHK –SERENITY 1-3H
IP: 1250 BOPD, 1064 MCFD
20 MONTH CUM: 177 MBO, 125 MMCF
*5 WELLS PER SECTION PROJECT
CHK –ONEIL LAND 1-15H (37.5% WI)
IP_10: 318 BOPD, 1410 MCFD
Northern Oklahoma Mississippi Play
Northern Oklahoma Mississippi Play
Chaparral Dover/Hennessey
Project
Surrounding Mississippi Vertical Production,
Very Low Drainage, Emerging Activity
Net  Acres: 15,400 (11,220 Verified)
Net Potential Wells: 87.5 (70.13)
Chaparral Major/Garfield
Project
Surrounding Mississippi Vertical
Production
Net Acres: 12,000 (9,700 Verified)
Net Potential Wells: 59.81 (54.75)
*Currently Leasing*
Chaparral Perry/Polo Project
Surrounding Mississippi Vertical Production
Mississippi/WDFD Horizontal Activity
Net  Acres: 7,450 (6,300 Verified)
Net Potential Wells: 46.56 (39.31)
RANGE  RESOURCES CHAT PROJECT
IP_9: 122 BOPD, 330 MCFD, 177 BOEPD
SDR–KASPER 1H-2
IP: 341 BOEPD
SANDRIDGE/PANTHER/DEVON MEDFORD PROJECTS
IP_8: 327 BOPD, 1373 MCFD
SDR –KILIAN 1-7H
IP: 750 BOPD, 1014 MCFD
SANDRIDGE GIBBON PROJECT
IP_4: 227 BOPD, 863 MCFD, 371 BOEPD
DEVON PROJECT
MATTHEW 1-33H
IP: 550 BOPD, 500 MCFD
*DVN Leased ~250M Acres
SDR –SPENCER 1-25H
IP: 521 BOEPD
SANDRIDGE RINGWOOD PROJECT
IP_4: 172 BOPD, 775 MCFD, 301 BOEPD
WICKLUND & PLYMOUTH PROJECTS
IP_8: 345 BOPD, 836 MCFD , 484 BOEPD
SDR –CLO 1-16H
IP: 404 BOPD, 2813 MCFD
Chaparral Yellowstone Project
IP_30: 199 BOPD, 566 MCFD, 294 BOEPD
Net Acres: 7,000
Net Potential Wells: 43.8
2 Proposed Addnl 2012
6 Currently Operated Wells
Chaparral Dacoma Project
IP_43: 348 BOPD, 1,896 MCFD, 664 BOEPD
Net Acres: 3,500
Net Potential Wells: 21.9
1 Proposed Producer –1 Proposed SWD 2012
4 Currently Operated Wells
Several Non-Operated
EAGLE ENERGY + CHK DACOMA PROJECTS
IP_43: 348 BOPD, 1896 MCFD, 664 BOEPD
Chaparral Wildhorse
Concession
137,460 Net Acres (Over +340 Sections)
Cutthroat Gap 1H-29, Denoya 1H-5,
Blackdog’s Band, Itsike, Great White Hair,
Big Elk
KS
OK
Vitruvian -Bowling 2-32H
IP: 516 BOPD, 211 MCFD 4053 BWPD
SPYGLASS
IP_8: 212 BOEPD
TERRITORY RESOURCES
RED ROCK PROJECT
IP_5: 351 BOPD, 426 MCFD, 422 BOEPD
SPYGLASS–SOUTH BEND 1A-11H
IP (10-DAY):
696 BOPD, 506 MCFD, 780 BOEPD
EUR: 214 MBOE, 87% OIL
CALYX ENERGY AMI
Wheeler 14-1H
IP: 160 BOPD, 434 MCFD, 232 BOEPD
Spirit Creek 15-1H
IP: 180 BOPD, 177 MCFD, 210 BOEPD
State M 16-2H
IP: 302 BOPD, 588 MCFD, 400 BOEPD
Chaparral Burbank MH Project
Nabhi 1H-22
Salt Creek 1H-10
Scout 1H
New Gulf & Pablo Projects
New Gulf –QUARY 1H
IP: 130 BOPD, 300 MCFD
RF USA – TAHARA 1-28H
IP: 240 BOPD, 260 MCFD
EAGLE –LONGHURST 3H-34
IP: 2225 BOPD, 4767 MCFD
60 DAYCUM: 106 MBO, 243 MMCF
TERRITORY RESOURCES ACTIVITY
Scouting Report: 250 BOPD
CHESAPEAKE ENERGY ACTIVITY
SLAWSON ACTIVITY
30-Day IP:
733 BOPD, 863 MCFD, 879 BOEPD
CHK -GREENLEE 16H
IP (10 DAY):
353 BOPD, 1318 MCFD, 573 BOEPD
~40% OIL CUT
SANDRIDGE ENID PROJECT
IP_4: 160 BOPD, 776 MCFD, 290 BOEPD
Chaparral Billings-West Prospect
~5,280 Leased
*Currently Leasing*
Chaparral Emerging Area
SANDRIDGE & CHESAPEAKE WAKITA PROJECT
IP_77: 167 BOPD, 890 MCFD
SHELL GULF MEXICO
ALL TIGHT HOLED
Chaparral Core Area
SANDRIDGE COMANCHE CO –MISS EXTENSION (SDT II)
IP_3: 123 BOPD, 625 MCFD, 227 BOEPD (30 DAYS)
SDR –PUFFINBARGER 2-28H
IP_30: 2221 BOPD, 1815 MCFD
43 DAYCUM: 74 MBO, 68 MMCF
Erikson  6H &
7H
Dean 2H-7
Davison
2H-3
Schupbach 1H-
20
Schultz 2H
Philips 2H
Murrow
2H
Ruby
Joachim
Elsie(s)
LeForce
Boyd
Daisy
Shire
BLUE DOLPHIN –SCHOELING 1H
IP: 650 BOPD, 4 MMCFD, 1316 BOEPD
VITRUVIAN/DEVON ACTIVITY
MAVERICK BROS FONDA PROJECT
IP_2: 92 BOPD, 1963 MCFD, 419 BOEPD
(Chaparral Hillsdale
Prospect)
SOURCE ENERGY FANNIE PROJECT
Chaparral Jefferson/Nash
Project
IP_8: 327 BOPD, 1373 MCFD, 556
BOEPD
Net  Acres: 5,020
Net Potential Wells: 31.38
1 Proposed Addnl 2012
3 Currently Operated Wells
Several Non-Operated
LONGFELLOW ENERGY ACTIVITY
B&W PROJECT
13

NOMP Core Area
Emerging Area Chaparral Acreage

14

NOMP: Recent Results
NOMP: Recent Results
Current Net Production – 4,000 Boepd
2012 Capital - $73 mm
NOMP Core (93,000 Net Acres)
Significant industry activity in the play
Drilled or participated in 37 wells to date (18 operated); 2 WOCU
1-3 additional wells in 2012
Average IP ~600 Boepd
Current Net Production – 3,375 Boepd
45% Oil
Emerging NOMP (167,000 Net Acres)
In de-risking phase – industry activity increasing
Drilled 6 wells to date
Average IP ~200+ Boepd
Current Net Production – 625 Boepd
92% Oil

Marmaton Shelf Play
Marmaton Shelf Play
Johnston 1H-24
IP +300 Boepd
Leatherman 1H-14
2012 Location
Lamaster 1H-23
2012 Location
Jay 1H-1098
2012 Location
Wright 1H-1099
2012 Location
Marmaton Production
Chaparral Acreage
Net Acreage 48,000
EUR/well (MBoe) 150
Cost per Well (MM$) $3.6
Cornell 1H-30
2012 Location
Buy Area
Ochiltree Co, Tx
15

16

Potential in Excess of 740 MMBoe
Potential in Excess of 740 MMBoe
Near-term + Long-term
strategy yields significant
value increase
~ 70% Oil
Near-term focus on NOMP
De-risk play, unlock value
Production growth
Long-term focus on EOR
Low-risk production upside
Long-life, stable production
* Woodford, Bone Spring, Avalon, Cleveland Sand, Granite
Wash, and Marmaton
(1)

17 17 Chaparral: Chaparral: A Growing Mid-Continent CO 2 EOR Company A Growing Mid-Continent CO 2 EOR Company

CO
2
EOR Focused Areas
CO
2
EOR Focused Areas
18
18
CO
2
Project Inventory
74 units with 1P, 2P & 3P EOR reserves
9 units with proved reserves
9 units with CO
2
injection
CO
2
Infrastructure – 473 Miles
318 miles of active line
68 miles under construction
87 miles of inactive line
CO
2
Supply
47 MMscf/D of existing CO
2
supply
43 MMscf/D new CO
2
supply
CO2 Tertiary Recovery Projects
Panhandle Area
Permian Basin
Central
Oklahoma
Area
Burbank
Area

19 19 Currently Owned CO 2 Development Potential and Infrastructure Currently Owned CO 2 Development Potential and Infrastructure

EOR 2012 Capital Budget
(1)
EOR 2012 Capital Budget
(1)
20
20
Budget by Category
($mm)
2011
Actual
2012
Budget
2012
Expanded
Budget
Infrastructure / Pipelines 14 90 106
Drilling 17 13 24
Enhancements / CO
2
Purchases
55 24 37
Total $86 $127 $168
2012 Field Projects ($mm)
Panhandle
Area
Permian
Basin
Central
Oklahoma
Area
Burbank
Area
(1)
Does not include Capitalized G&A

Processing Rate:  The Key to Improved Rate of
Return
Processing Rate:  The Key to Improved Rate of
Return
21
21
5N/13E
2 3
4
5
8 9
10
11
14 15
16
17
20
21
22
23
26
27
28
29
32 33
34
35
WSW WSW
WSW WSW
WSW WSW
WSW WSW
WSW WSW
WSW WSW
3
WHMU
2-33
BEATY
9-3
PUMU
6-3
HMU
6-5
HMU
1
JEFFUS
9-6
PUMU
1-B
BOLLINGER
58
WHMU
2
WHMU
2-M
WITT
1WSW
WHMU
1
C A BLAKE
1
TALBOT
2
JULIAN
2
LANGSTON
1-5
WELSH
1-7
1-8
SHATTUCK
1
WELCH
1
HITCH
2
BLAKE
1
G W FERGUSON
1
D M WILSON
1
HAMSON `A`
1
HISER
1
4-1
HINDS A
1
COPPOCK `A`
1
HISER
1
H L WITT
1
DELONG303
1
PRICE
1
LANDERS
A-1
BOLLINGER
1-31
HOAR3-C
1-32
HAAR
1-33
BEATY
1
JULIAN
1
JEFFREY
2-32
HAAR
1-D
SPARKS
1-A
34-1
HMU
1
HAAR
37-1
HMU
1
TIM GLODEN UNIT
38-1
HMU
40-1
HMU
1
BLAKE
2-23
DIXON
35-2
HMU
3
JEFFUS
39-1
HMU
1
STEINKUEHLER
11-2
HMU
36-2
HMU
24-2
HMU
1-15
WILSON
10-2
HMU
75
WHMU
18-2
HMU
6-13WIW
HMU
82
WHMU
83
WHMU
85
WHMU
38-2
HMU
36-3
HMU
37-2
HMU
24-3
HMU
9-2
HMU
3-L 603W
POSTLE MORROW
901-S
POSTLE MORROW L-3
3-L 403W
POSTLE
3-L 404W
POSTLE MORROW
3-L 704W
POSTLE MORROW
903W
POSTLE MORROW L-3POSTLE MORROW L-3
100W
P U M U 3-L
11-6-G
EPMG
35-3
HMU
35-4
HMU
J
32-3
HMU
22-3
HMU
4-A
HARTMAN
18-3
HMU
21-3
HMU
17-4
HMU
22-4
HMU
7-3
PUMU
7-4
PUMU
105
POSTLE KEYES UNIT
13-2
HMU
98
WHMU
104
WHMU
106
WHMU
6-3
PUMU
10-3
P U M U
10-3A
POSTLE UPPER
5-8
PUMU
2-D
HAAR
7-6
PUMU
7-5
PUMU
15-2
EPMG
9-10
PUMU
14-2
EAST POSTLE
15-3
EPMG
112
WHMU
9-11
PUMU
16#1
KIRBY
7-7
PUMU
8-9
PUMU
5-9Tal
PUMU
24-4
HMU
2
260
WHMU
282
WHMU
36-4
HMU
31-2
HMU
35-5
HMU
201
WHMU
205
WHMU
17-8
HMU
22-5
HMU
21-4
HMU
30-2
HMU
32-4
HMU
207
WHMU
WHMU
301
WHMU
202
WHMU
212
WHMU
206WHMU
WHMU
17-5
HMU
17-6
HMU
19-1
HMU
17-7
HMU
39-2
HMU
6-15
JULIAN
3-A
HARTMAN
6-11
HMU
1-A
BLAKE
6-12
HMU
2-A
WELSH
9-1
HMU
5-2
HMU
60
WHMU
1-P
STATE
19-2
HMU
2 SWD
SPARKS D
2-D
HICKS
2-18
GLODEN
4-A
FINDLAY
31-1C
HMU
301W
POSTLE MORROW
2-1
HMU
2-E
HICKS
13-1
EPMG
2-D
SPARKS
501 W
POSTLE MORROW
2-276
G W  FERGUSON UNIT
1-29
4 (275)
BLAKE
9-5
PUMU
7-1
PUMU
7-2
PUMU
SWD 1
JULIAN
6-4
HMU
7-6
HMU
8-7
PUMU
8-8
PUMU
4-1
HMU
6-1
PUMU
5-1
HMU
1-M
G E NELSON A
16-2
HMU
5-1
PUMU
3-M
TALBERT
12-1
HMU
2-M-A
WEEKS
12-3
HMU
4-M
WEEKS-WELCH
14-1
HMU
11-1
HMU
1
MAMIE CLINKINGBEARD
13-1
HMU
5
WHMU
7
WHMU
6
61
WHMU
1-B
JULIAN
1-C
JULIAN
9
JULIAN
6-10
HMU
59
WHMU
2
LOWERY
2
FRANKLIN LUNS
2-A-B
LUNSFORD
24-1
HMU
35-1
HMU
5
WEEKS-WELCH
14-2
HMU
15-1
HMU
18-1
HMU
01-B
GREENE
1-18
GLODEN
11-3
11-4
EPMG(BEATY4B)
10-2
1-D
HAAR
1-E
HAAR
HAAR
1-F
MILLER
3-1
HMU
21-1
HMU
30-B-1
HMU
21-2
HMU
2-B
BOLLINGER
27-1
CAVETT
2-A
CAVETT
33-1
HMU
17-1
HMU
17-2
HMU
17-3
HMU
1-A
FOWKES
401W
POSTLE MORROW
2-B
GLODEN
1-A
HARTMAN
1-D
HICKS
1-C
HINDS
601
POSTLE MORROW L-3
1001S
2-D
HINDS
1-B
HISER
22-2
HMU
1-C
SPARKS
2-C
SPARKS
1-E
SPARKS
32-1
HMU
2-B
STEWART
22-1
HMU
2-B
(BEATY
33-10
14-4
HMU
38-3
HMU_PROPOSED
41-1
HMU_PROPOSED
41-2
HMU_PROPOSED
41-3
HMU_PROPOSED
6-20
Julian_Proposed
8-10
JULIAN
10-4
PUMU
9-12
PUMU
WHMU_PROPO
Hovey Morrow Unit (HMU)
Time
25% hcpv Inj./Yr
10% hcpv Inj./Yr
HMU Model:  Processing Rate v. Reserve Recovery
• CO
2
Injection initiated Sep’07
• Processing Rates Average 25% hcpv Inj./Yr

22 22 North Burbank CO 2 Development North Burbank CO 2 Development

North Burbank Unit – Overview
North Burbank Unit – Overview
Chaparral’s North Burbank Unit is its largest EOR field and plans to introduce CO
2
injection into the North
Burbank Unit in 1Q 2013
Chaparral anticipates that it will spend $800 million associated with this EOR project throughout the life of the field
23
23
23
23
Total OOIP 1,163 MMBbls
Primary Production 239 MMBbls
Secondary Recovery 211 MMBbls
Tertiary Potential   119 MMBbls
Net Tertiary Potential 100 MMBbls

Burbank in Perspective Burbank in Perspective 24 24 110 Years

Coffeyville CO
2
System
Coffeyville CO
2
System
25
25
The Coffeyville CO
2
System
$84 million of total capital expenditures
23,500 HP compression facility
68.3-mile 8-inch pipeline with potential
capacity of approximately 60 MMcf/d.
CO
2
is sourced from the CVR Partners
fertilizer plant in Coffeyville, KS.
Online and Operational in January
2013
Oklahoma
Kansas
Coffeyville CO2 System Asset Map
Panhandle
CO2
System
Coffeyville
CO2
System

Coffeyville CO 2 Compression Facility Coffeyville CO 2 Compression Facility 26 26

Coffeyville CO 2 Facility: Foundation Construction Coffeyville CO 2 Facility: Foundation Construction 27 27

Coffeyville CO 2 Pipeline: Construction Coffeyville CO 2 Pipeline: Construction 28 28

29 29 Coffeyville CO 2 Pipeline: Construction Coffeyville CO 2 Pipeline: Construction

30 30 Other Recently Installed CO 2 Injection Projects Other Recently Installed CO 2 Injection Projects

Camrick CO 2 –EOR Flood Camrick CO 2 –EOR Flood 31 31

32 32 North Perryton CO 2 –EOR Flood North Perryton CO 2 –EOR Flood

33 33 Booker Area CO 2 –EOR Flood Booker Area CO 2 –EOR Flood

34 34 Farnsworth Area CO 2 –EOR Flood (West Side Only) Farnsworth Area CO 2 –EOR Flood (West Side Only)

Monthly Incremental EOR 35 35

Financial Overview Financial Overview 36 36

37

Financial Summary
Financial Summary
2009 2010 2011 1H 2012
Price
Oil & NGL – Wellhead ($/Bbl) $55.04 $74.53 $87.52 $84.12
Gas – Wellhead ($/Mcf) $3.51 $4.36 $4.08 $2.21
Production (MMBoe) 7.6 8.1 8.7 4.2
Oil & NGL (MMBbls) 3.9 4.0 5.0 2.6
Gas (Bcf) 22.6 23.7 21.6 9.4
Financial Data ($mm)
Operating Expenses:
Lease Operating Expenses $94.1 $106.1 $121.4 $63.7
Production and Ad Valorem Taxes 20.3 26.5 34.3 15.5
General and Administrative Expenses (excludes noncash deferred comp)
22.7 27.3 38.3 23.9
Interest  Expense $90.1 $83.6 $96.7 $48.6
EBITDA $224 $288 $313 $153
Total Capital Expenditures $154 $344 $336 $275

Financial Metrics per Boe Financial Metrics per Boe Production (Boe) / Day LOE / Boe EBITDA / Boe G&A / Boe 38 38

Operating Statistics
2011 Results
2012
Guidance
Capital Expenditures $336 million $460 million
Production 8.7 MMBoe 8.8 - 9.0 MMBoe
General and Administrative $4.86/Boe $5.75 - $6.25/Boe
Lease Operating Expense $14.03/Boe $14.25 - $14.75/Boe
2011 Results and 2012 Guidance
2011 Results and 2012 Guidance
39

40

Hedge Portfolio
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
YR Price % TP
’12 $ 0.23 85%
’13 $ 0.20 84%
’14 $ 0.23 70%
% of Total Proved Reserves Hedged (as of September 21, 2012)

Question & Answer Question & Answer 41 41